UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 3, 2010

MFRI, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18370	36-3922969
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7720 Lehigh Avenue, Niles, Illinois	60714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-966-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

MFRI announced today its intention to close its South Africa Filtration Products unit, Midwesco Filter South Africa Pty Ltd.  The Company expects to record a second quarter charge of approximately $500,000 in connection with the closing, which is expected to be completed by October 31, 2010. The unit’s net sales for fiscal years 2008 and 2009 and the first fiscal quarter of 2010 were each less than 0.5% of MFRI consolidated net sales.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2010		MFRI, Inc.

	By:	/s/ Michael D. Bennett
Vice President, Secretary and Treasurer
(Principal Financial and Accounting Officer)